Exceptional items	9 Months Ended
Sep. 30, 2024
Analysis of income and expense [abstract]
Exceptional items	Exceptional items

	For the three months ended September 30,		For the nine months ended September 30,
	2024	2023	2024	2023
	€m	€m	€m	€m
Business transformation program (1)	14.4	13.2	47.2	51.8
Fortenova Acquisition integration costs (2)	—	0.2	—	1.5
Information Technology transformation program (3)	—	—	—	0.6
Settlement of legacy matters (4)	(0.1)	0.1	3.0	0.2
Total exceptional items	14.3	13.5	50.2	54.1

We do not consider these items to be indicative of our ongoing operating performance.

(1)    Business transformation program
In 2020, the Company launched the first phase of a multi-year, enterprise-wide transformation and optimization program which continued to progress in the current year. Over the next few years, additional transformation phases will be implemented. Progress of the project is ongoing and there remain certain phases to be implemented. The program aims to standardize, simplify and automate end-to-end business processes. This will enable key decision making and analytical capability, building a platform and organization to support future growth and provide better value for shareholders. Execution of the business transformation program includes the evaluation and implementation of a new ERP system.
Expenses incurred to date consist of restructuring, severance and transformational project costs, including business technology transformation initiative costs and related professional fees.

(2)    Fortenova Acquisition integration costs

The Company completed the acquisition of the Fortenova Group’s Frozen Food Business Group on September 30, 2021, following which the Company began an integration project which was completed in 2023. Integration expenses incurred relate to external consultancy costs, organizational structure alignment to Nomad design, systems configuration and roll-out of our controls environment to the acquired business.
(3)    Information Technology transformation program
In 2021, the Company launched a program to transform the Information Technology (“IT”) operating model, specifically to modernize the end-to-end technology estate to support current and future complex and evolving business needs driven by acquisitions and organic growth. Among the many changes made, the program moved our operating model to a cloud-hosted solution, which better deploys new services to the business and end user, including application management, supporting a diverse workforce across multiple locations and languages, as well as deploying artificial Intelligence assisted tools. Other key components of the program included the Company’s cyber security services to adapt to rapidly changing threats and a change of IT service partners to enable one-off renovation and uplift of capabilities across the business. The program was completed in 2023.

(4)    Settlement of legacy matters
A net expense has been recognized associated with the release of acquired provisions relating to periods prior to acquisition by the Company and other gains or charges associated with items that were originally recognized as exceptional.

Tax impact of exceptional items
The tax impact of the exceptional items for the three months ended September 30, 2024 amounted to a credit of €3.6 million (2023: €3.2 million) and a credit of €12.5 million for the nine months ended September 30, 2024 (2023: €12.9 million)
Cash flow impact of exceptional items
Included in the Condensed Consolidated Interim Statements of Cash Flows for the nine months ended September 30, 2024 is €55.6 million (2023: €46.0 million) of cash outflows relating to exceptional items. This includes cash flows related to the above items in addition to the cash impact of the settlement of provisions brought forward from previous accounting periods.